 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 2000.

                     SECURITIES ACT FILE NO. 333-________

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                              ___________________

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933  [X]

                       PRE-EFFECTIVE AMENDMENT NO. [ ]

                      POST-EFFECTIVE AMENDMENT NO. [ ]

                        SMITH BARNEY INVESTMENT SERIES
                     (formerly, Concert Investment Series)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   388 GREENWICH STREET, NEW YORK, NY 10013
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (800) 451-2010
                 (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                               HEATH B. MCLENDON
                         SSB CITI FUND MANAGEMENT LLC
                             388 GREENWICH STREET
                              NEW YORK, NY 10013
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH COPIES TO:

           BURTON M. LEIBERT, ESQ.                  CHRISTINA T. SYDOR, ESQ.
          WILLKIE FARR & GALLAGHER                SSB CITI FUND MANAGEMENT LLC
            787 SEVENTH AVENUE                       388 GREENWICH STREET
          NEW YORK, NY 10019-6099                     NEW YORK, NY 10013

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective on October 18, 2000 pursuant to Rule
               488 under the Securities Act of 1933, as amended.

                     TITLE OF SECURITIES BEING REGISTERED:
      Shares of Beneficial Interest ($0.01 par value) of the Registrant
                              ___________________

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

================================================================================

                                    PART A
            INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

                        SMITH BARNEY WORLD FUNDS, INC.
                          Emerging Markets Portfolio

                             388 Greenwich Street
                           New York, New York 10013

                                                              October 18, 2000

Dear Shareholders:

     You are being asked to vote on an Agreement and Plan of Reorganization whereby all of the assets of the Emerging Markets Portfolio (the "Fund"), a series of Smith Barney World Funds, Inc. ("World Funds"), would be transferred in a tax-free reorganization to the Smith Barney International Aggressive Growth Fund (the "Acquiring Fund"), a series of Smith Barney Investment Series ("Investment Series") (formerly Concert Investment Series), in exchange for shares of the corresponding class of shares of beneficial interest of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the corresponding class of shares of beneficial interest of the Acquiring Fund, which has similar investment objectives and policies to your Fund, except as described in the Prospectus/Proxy Statement.

     AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

     Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call (800)-451-2010. If you prefer, you can fax the signed proxy card (both front and back sides) to (888) 796-9932; vote by telephone by calling
(800) 597-7836 using the 14-digit control number located on your proxy card; or vote through the internet by going to www.[website].com using the 14-digit control number located on your proxy card. The Fund may also solicit proxies from shareholders by letter, telephone and/or telegraph. Voting by fax, telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

     Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

Respectfully,

/s/ Heath B. McLendon
Heath B. McLendon

Chairman of the Board, President and Chief Executive Officer
Smith Barney World Funds, Inc.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        SMITH BARNEY WORLD FUNDS, INC.
                          Emerging Markets Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney World Funds, Inc. ("World Funds"), on behalf of its series, the Emerging Markets Portfolio (the "Fund"), will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, New York, New York
10048, on November 22, 2000, at __:00 a.m./p.m., Eastern time, for the following purposes:

     PROPOSAL 1:  To approve an Agreement and Plan of Reorganization for the
                  Fund;

     PROPOSAL 2:  To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of the Fund at the close of business on October 13, 2000 are entitled to vote at the Special Meeting and at any adjournments thereof.

     If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call (800)-451-2010.

                              By Order of the Board of Directors
                                 /s/ Christina T. Sydor
                                     Christina T. Sydor
                                     Secretary
October 18, 2000

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

GENERAL...............................................................   1
PROPOSAL:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION...........   4
SYNOPSIS..............................................................   4
INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE FUND..   7
INVESTMENT MANAGEMENT FEES AND EXPENSES...............................  10
ANNUAL FUND OPERATING EXPENSES........................................  11
DISTRIBUTION OF SHARES AND OTHER SERVICES.............................  13
PURCHASE, REDEMPTION AND EXCHANGE INFORMATION.........................  14
DIVIDENDS AND OTHER DISTRIBUTIONS.....................................  14
TAX CONSEQUENCES......................................................  15
PRINCIPAL INVESTMENTS AND RISK FACTORS................................  15
THE PROPOSED TRANSACTION..............................................  20
REASONS FOR THE PROPOSED TRANSACTION..................................  22
DESCRIPTION OF THE SECURITIES TO BE ISSUED............................  23
FEDERAL INCOME TAX CONSEQUENCES.......................................  25
LIQUIDATION AND TERMINATION OF SERIES.................................  26
PORTFOLIO SECURITIES..................................................  26
PORTFOLIO TURNOVER....................................................  26
CAPITALIZATION AND PERFORMANCE........................................  27
ADDITIONAL INFORMATION ABOUT THE FUNDS................................  28
ADDITIONAL INFORMATION................................................  29

ADDITIONAL MATERIALS

     The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated October [18], 2000 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

     1. The Statement of Additional Information for the Acquiring Fund, dated February 28, 2000, as amended September 11, 2000.

     2. The Statement of Additional Information for the Fund, dated February 28, 2000.

     3. Annual Report of the Acquiring Fund for the year ended October 31, 1999 and the Semi-Annual Report of the Acquiring Fund for the six months ended April 30, 2000.

     4. Annual Report of the Fund for the year ended October 31, 1999 and the Semi-Annual Report of the Fund for the six months ended April 30, 2000.

Merger Q&A
Emerging Markets Portfolio into Smith Barney International Aggressive Growth
Fund

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the combined enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

You will become a shareholder of the Smith Barney International Aggressive Growth Fund on or about December 1, 2000 (the "Closing Date") and will no longer be a shareholder of the Emerging Markets Portfolio, which will be terminated pursuant to the proposed reorganization. You will receive shares of the Smith Barney International Aggressive Growth Fund with a total net asset value equal to the total net asset value of your investment in the Emerging Markets Portfolio at the time of the closing on the reorganization.

If the reorganization is approved and you do not wish to become a shareholder of the Smith Barney International Aggressive Growth Fund, you may redeem your shares prior to the Closing Date. Please note that any redemption will be subject to all applicable sales charges and redemption fees and will result in a taxable event for federal income tax purposes.

What is the key reason for this fund reorganization?

The Emerging Markets Portfolio has been unable to attract a substantial asset base since its inception. The Emerging Markets Portfolio's small size has hindered the portfolio management flexibility of its adviser and resulted in higher total annual operating expenses for its shareholders. The proposed reorganization will create one single larger sized fund and is expected to provide shareholders of the Emerging Markets Portfolio with a fund that has lower total annual operating expenses. The Funds' manager, SSB Citi Fund Management LLC ("SSB Citi"), believes that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters. The proposed reorganization is also part of a broader initiative by SSB Citi to restructure more efficiently its mutual fund product offerings.

As a shareholder of the Smith Barney International Aggressive Growth Fund, you will be able to exchange into the same class of other Smith Barney mutual funds, offered by the Fund's distributor provided that the other Smith Barney Fund offers the relevant class of shares.

Do the funds have similar investment objectives?

Yes. The principal investment objective of the Emerging Markets Portfolio is to seek long-term capital appreciation through a portfolio invested primarily in emerging market issuers, while the investment objective of the Smith Barney International Aggressive Growth Fund is to seek total return on its assets from growth of capital and income through a diversified portfolio of equity securities of established non-U.S. issuers. Jeffrey Russell and James Conheady, the portfolio managers of both the Emerging Markets Portfolio and the International Aggressive Growth Fund, have over 50 combined years of securities business experience. They have been the managers of the International Aggressive Growth Fund since 1997.

Although the Emerging Markets Portfolio is "non-diversified" and the International Aggressive Growth Fund is "diversified," the managers seek to diversify the risk of each Fund's investments across regions and countries. However, the investment practices and limitation of each Fund (and related risks) are not identical. For additional information regarding the differences between the two Funds, please refer to the enclosed Prospectus/Proxy Statement.

How do the International Aggressive Growth Fund's portfolio managers identify international opportunities?*

Jeffrey Russell and James Conheady emphasize individual security selection while diversifying the International Aggressive Growth Fund's investments across regions and countries, which can help to reduce risk. While the managers select investments primarily for their capital appreciation potential, some investments have an income component as well. In selecting individual companies for investment, the managers look for:

   .  Above average earnings growth

   .  High relative return on invested capital

   .  Experienced and effective management

   .  Effective research, product development and marketing

   .  Competitive advantages

   .  Strong financial condition or stable or improving credit quality

* Like the Emerging Markets Portfolio, many foreign countries in which the International Aggressive Growth Fund invests have markets that are less liquid and more volatile than markets in the U.S.

What are the tax consequences of this proposed reorganization?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

Will I enjoy the same privileges as a shareholder of the International Aggressive Growth Fund that I currently have as a shareholder of the Emerging Markets Portfolio?

Yes. You will continue to enjoy substantially the same shareholder privileges such as systematic investment, automatic cash withdrawal and dividend reinvestment as well as access to professional service representatives.

How does the Board of Directors recommend I vote?

The Directors recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interest of the Emerging Markets Portfolio and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their Fund investments. No matter how many shares you own, your vote --- and its timeliness--are also important. Please complete, sign and return the enclosed proxy card today!

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

               SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2000

                          PROSPECTUS/PROXY STATEMENT

                             388 Greenwich Street
                           New York, New York 10013
                                (800) 451-2010

                              October [18], 2000

                RELATING TO THE ACQUISITION BY THE SMITH BARNEY
         INTERNATIONAL AGGRESSIVE GROWTH FUND (THE "ACQUIRING FUND"),
       A SERIES OF SMITH BARNEY INVESTMENT SERIES ("INVESTMENT SERIES")

         OF THE ASSETS OF THE EMERGING MARKETS PORTFOLIO (THE "FUND"),
          A SERIES OF SMITH BARNEY WORLD FUNDS, INC. ("WORLD FUNDS").

                                    GENERAL

     This Prospectus/Proxy Statement is furnished to shareholders of the Fund in connection with a proposed reorganization in which all of the assets of the Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of the corresponding class of shares of beneficial interests of the Acquiring Fund and the assumption by the Acquiring Fund, of all of the stated liabilities of the Fund (collectively, the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund, and the Fund would be terminated as a series of World Funds. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Fund are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated February 28, 2000, as amended September 11, 2000, and as supplemented from time to time, which is included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Acquiring Fund's Annual Report to shareholders for the fiscal year ended October 31, 1999 and Semi-Annual Report to shareholders for the six months ended April 30, 2000, each of which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Fund, see the prospectus for the Fund, dated February 28, 2000, the annual report to shareholders

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS
--------------------------------------------------------------------------------
for the year ended October 31, 1999 and the semi-annual report to shareholders for the six months ended April 30, 2000, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling toll-free (800) 451-2010. A Statement of Additional Information of the Fund and the Acquiring Fund dated October [18], 2000 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Fund has been provided by, and is included herein in reliance upon, World Funds, on behalf of the Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, Investment Series, on behalf of the Acquiring Fund.

     The Acquiring Fund is a diversified series of Investment Series, an open-end management investment company organized as a Massachusetts business trust. The Fund is a non-diversified series of World Funds, an open-end management investment company organized as a Maryland corporation. The investment objective of the Acquiring Fund is total return on its assets from growth of capital and income, and the investment objective of the Fund is to seek long-term capital appreciation on its assets by investing primarily in securities of emerging market issuers. The Acquiring Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established non-U.S. issuers. The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of equity securities of issuers in emerging market countries. The Acquiring Fund emphasizes individual security selection while diversifying its investments across regions and countries, which can help to reduce risk. The Fund also employs an investment style which seeks to spread the Fund's investments across many emerging markets. Both Funds benefit from advisory services rendered by SSB Citi Fund Management and have the same portfolio managers, Jeffrey Russell and James Conheady.

                            _______________________

     In the description of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose Prospectus/Proxy Statement this is. The Fund and the Acquiring Fund may each be referred to as a "Fund" and may also be referred to collectively as the "Funds. " In addition, in this Prospectus/Proxy Statement, for simplicity, actions are described as being taken by a Fund, although all actions are actually taken by Investment Series, on behalf of the Acquiring Fund, and by World Funds, on behalf of the Fund.

     This Prospectus/Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about October 23, 2000 or as soon as practicable thereafter. Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of World Funds at the address shown at the beginning of this Prospectus/Proxy Statement) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Prospectus/Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of shares of the Fund holding one-third of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The Proposal requires the affirmative vote of the holders of a majority of the aggregate number of the Fund's outstanding shares of common stock, entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

     Holders of record of the shares of the Fund at the close of business on October 13, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of October 13, 2000, there were ___________ shares of the Fund outstanding.

     To the best knowledge of Investment Series as of October 13, 2000, [except as set forth on Annex A, no person owned beneficially more than 5% of any class of the Acquiring Fund's outstanding shares]. To the best knowledge of World Funds, as of October 13, 2000, [except as set forth on Annex A, no person owned beneficially more than 5% of any class of the Fund's outstanding shares].

     As of October 13, 2000, less than 1% of the outstanding shares of each of the Fund and the Acquiring Fund were owned directly or beneficially by the Directors of World Funds or the Trustees of Investment Series, respectively.

     Each of the Fund and the Acquiring Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive a copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report for each of the Fund and the Acquiring Fund, without charge, by calling (800) 451-2010 or writing to the Fund or the Acquiring Fund at the address shown at the beginning of this Prospectus/Proxy Statement.

          PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

     The Board of Directors of World Funds, on behalf of the Fund, and the Board of Trustees of Investment Series, on behalf of the Acquiring Fund, including all of the Directors/Trustees who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors" or "Non-Interested Board Members"), approved on September 7, 2000, an Agreement and Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all of the assets and all of the stated liabilities of the Fund to Investment Series, on behalf of the Acquiring Fund, in exchange for shares of the corresponding class of shares of beneficial interest of the Acquiring Fund and assumption by Investment Series, on behalf of the Acquiring Fund, of all of the Fund's stated liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Fund in complete liquidation of the Fund and the cancellation of the Fund's outstanding shares; and (c) the termination of the Fund as a series of World Funds (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the corresponding class of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on December 1, 2000, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

     The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Fund should read this entire Prospectus/Proxy Statement carefully.

     Introduction. Like your Fund, the Acquiring Fund is managed by SSB Citi Fund Management LLC ("SSB Citi"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"), and Jeffrey Russell and James Conheady are the individuals at SSB Citi responsible for the day-to-day management of both Funds' portfolios. The distributor, transfer agent and a sub-transfer agent of each of the Fund and the Acquiring Fund are identical (although the Acquiring Fund has additionally retained PFS Shareholder Services, Inc. as a sub-transfer agent). Whereas your Fund has long-term capital appreciation as its investment objective, the Acquiring Fund has total return as its investment objective. The Fund has retained The Chase Manhattan Bank as custodian, while the Acquiring Fund has retained PNC Bank, N.A. as custodian. The Fund has retained KPMG LLP as its independent auditors, while the Acquiring Fund has retained Ernst & Young LLP as its independent auditors. However, KPMG LLP will serve as the independent auditors of the Acquiring Fund for the fiscal year 2001.

     If the Plan is consummated, shareholders of the Fund will become shareholders of the corresponding class of the Acquiring Fund. The Reorganization has been proposed because the Emerging Markets Portfolio has been unable to attract a substantial asset base since its inception. The Emerging Markets Portfolio's small size has hindered the portfolio management flexibility of SSB Citi and resulted in higher total annual operating expenses for its shareholders. The proposed reorganization will create one single larger sized fund and is expected to provide shareholders of the Emerging Markets Portfolio with a fund that has lower total annual operating expenses. The Reorganization is also part of a broader initiative by SSB Citi to eliminate duplication and possible confusion in its mutual fund product offerings. Specifically, this Reorganization has been proposed because the Funds have substantially similar investment objectives and policies and the Acquiring Fund is subject to a lower total annual expense ratio.

     After the Reorganization, Shareholders of the Fund will continue to enjoy the same shareholder privileges, such as systematic investment, automatic cash withdrawal and automatic dividend reinvestment, and access to professional service representatives upon becoming shareholders of the Acquiring Fund. Further, like the Fund, shareholders of the Acquiring Fund may exchange into the same class of any Smith Barney Fund (provided that the Smith Barney Fund offers the relevant class of shares). Each of the Fund and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually (typically in December). See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

     Proposed Transaction. The aggregate net asset value of each class of voting shares of the Acquiring Fund (the "Shares") issued in exchange for the assets and stated liabilities of the corresponding class of the Fund will be equal to the net asset value of that class of the Fund as of the close of regular trading on the Closing Date. Immediately following the transfer of Shares to the Fund, the Shares received by the Fund will be distributed pro rata to the shareholders of record of the Fund on the Closing Date and the shares of the Fund will be cancelled.

     For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction," the Board of Directors of World Funds, on behalf of the Fund, including the Non-Interested Directors, has concluded the following:

     - the Reorganization is in the best interests of the Fund and its shareholders; and

     - the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

     Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Directors; such other action may include resubmitting the Plan for shareholder approval and termination and liquidation of the Fund.

     Comparison of Investment Objectives and Policies. The investment objective of the Acquiring Fund is total return on its assets from growth of capital and income. The investment objective of the Fund is long-term capital appreciation through a portfolio invested primarily in emerging market issuers. The Acquiring Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established non-U.S. issuers. The Fund seeks to achieve its objective by investing primarily in equity securities of issuers in emerging market countries. The Acquiring Fund and the Fund may each invest in foreign securities (directly or in the form of depositary receipts representing an interest in those securities), including issuers in emerging market countries. Each Fund employs a style of stock selection which emphasizes diversifying each Fund's investments across regions and countries. The Acquiring Fund compares its performance against the Morgan Stanley EAFE Index, while the Fund compares its performance against the MSCI Free Index. Although the Acquiring Fund's investment policies and restrictions are substantially similar to those of the Fund, except as described in this Prospectus/Proxy Statement, the Acquiring Fund is subject to lower overall risk characteristics as it does not intend to invest primarily in emerging market countries and issuers.

     Each Fund has adopted substantially similar fundamental investment restrictions with respect to issuing senior securities; underwriting securities; industry concentration; and purchasing or selling real estate, real estate mortgages, commodities or commodity contracts. However, while the Acquiring Fund is "diversified," the Fund is "non-diversified" (as explained below), and whereas the Acquiring Fund's investment objective is non-fundamental, the Fund's investment objective is fundamental. Additionally, as fundamental policies, the Acquiring Fund may engage in leverage (while the Fund may not), and the Acquiring Fund may lend its portfolio securities with respect to 15% of its total assets (while the Fund may do so to the fullest extent permitted by applicable law). Each Fund's fundamental investment restrictions may not be changed without the approval of the applicable Fund's shareholders.

     Each Fund has also adopted substantially similar non-fundamental investment policies with respect to investments in illiquid and restricted securities or in oil or other mineral leases, purchasing securities on margin, and investing in any company for the purpose of exercising control or management. The Acquiring Fund has adopted certain additional non-fundamental restrictions with respect to, among other things, making short sales or investing in warrants. While both Funds may use derivative contracts, such as futures and options on securities, securities indices and currencies; options on these futures; forward currency contracts; and interest rate and currency swaps, (i) to hedge against the economic impact of adverse changes in the market value of portfolio securities and (ii) as a substitute for buying or selling securities, the each Fund may also engage in such activities to enhance return. Whereas the Acquiring Fund may invest up to 35% of its assets in debt securities, the Fund may only do so with respect to 30% of its total assets.

     Each Fund may also invest in preferred stock and convertible securities, warrants and rights relating to equity securities, REITs, commercial bank obligations, short-term instruments and commercial paper, and repurchase and reverse repurchase agreements, each in accordance with the 1940 Act or other applicable limitations. Investors should refer to the respective prospectuses and statements of additional information of the Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

     Because of their similar investment policies, the Funds are exposed to similar risks. For example, the prices of equity securities fluctuate based on changes in a company's financial condition and on overall market and economic conditions, and convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Many of the Funds' investments present similar types of risk, which may increase depending on the type of investment. For a more detailed discussion of the principal risks of each Fund, see "Principal Investments and Risk Factors," below.

                       INVESTMENT OBJECTIVE AND POLICIES
                      OF THE ACQUIRING FUND AND THE FUND

The Acquiring Fund

     Investment objective. The Acquiring Fund seeks total return on its assets from growth of capital and income.

     Key investments. The Acquiring Fund invests primarily in equity securities of established non-U.S. issuers.

     Selection process. By spreading the Acquiring Fund's investments across many international markets, the manager seeks to reduce volatility compared to investing in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S.

     The manager emphasizes individual security selection while diversifying the Acquiring Fund's investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid-size or small market capitalizations and may operate in any market sector. In selecting individual companies for investment, the manager looks for:

     .  Above average earnings growth
     .  High relative return on invested capital
     .  Experienced and effective management
     .  Effective research, product development and marketing
     .  Competitive advantages
     .  Strong financial condition or stable or improving credit quality

Depending on the manager's assessment of overseas potential for long-term growth, the Acquiring Fund's emphasis among foreign markets (including emerging markets) and types of issuers may vary. In allocating assets among countries and regions, the manager evaluates:

     .  Economic stability and favorable prospects for economic growth
     . Low or decelerating inflation, creating a favorable environment for securities markets
     . Stable governments with policies that encourage economic growth, equity investment and development of securities markets

     .  Currency stability
     .  The range of individual investment opportunities

     Principal risks of investing in the Acquiring Fund. Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S.

     Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if any of the following occurs:

     .  Foreign securities prices decline
     . Adverse governmental action or political, economic or market instability affects a foreign country or region
     . The currency in which a security is priced declines in value relative to the U.S. dollar
     . The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater for emerging markets. In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began in 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of the Acquiring Fund's European securities and present valuation problems.

The Fund

     Investment objective. The Fund seeks long-term capital appreciation through a portfolio invested primarily in emerging market issuers.

     Key investments. The Fund invests primarily in equity securities of issuers in emerging market countries, which are all countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Sweden, Switzerland, Spain, the United Kingdom and the United States. Equity securities include common and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

     Selection Process. The manager selects investments for their capital appreciation potential. The manager initially assesses the relative attractiveness of different emerging markets. After a country assessment is made, specific investment decisions are made. Depending on the manager's outlook for long-term growth potential, the Fund's emphasis among emerging markets and issuers may vary.

     By spreading the Fund's investments across many emerging markets, the manager seeks to reduce volatility compared to investment in a single region.

     In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

     .  Interest rate and inflation outlook
     . Governmental policies toward economic growth and development of securities markets
     .  Currency outlook
     .  Comparative valuations of equity markets

In selecting individual companies for investment, the manager looks for the following:

     .  Strong earnings outlook
     .  High relative return on invested capital
     .  Experienced and effective management
     .  Competitive advantages
     .  Strong financial condition

    Principal risks of investing in the Fund. Investing in emerging market securities can bring added benefits, but it also entails substantial risks. Investors could lose money on their investment in the Fund, or the fund may not perform as well as other investments, if:

     . Foreign stock prices decline generally or stock prices in emerging markets countries decline
     . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
     .  The economies of emerging market countries grow at a slow rate
     .  Currency fluctuations adversely impact the Fund's investments
     . An emerging market government imposes restrictions on current conversions or trading
     . Economic, political or social instability significantly disrupts the principal financial markets in which the Fund invests
     .  Withholding and other foreign taxes decrease the Fund's return
     . Factors creating volatility in one emerging market negatively impact values or trading in other regions

The emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. In changing markets the Fund may not be able to sell desired amounts of securities at reasonable prices. Less information is available about these issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. To the extent the Fund concentrates its investments in particular emerging market countries or currencies the fund will be subject to greater risks than if the Fund's assets were not geographically concentrated.

    The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund concentrates its assets in a particular issuer, the Fund will be more susceptible to the negative events affecting that issuer.

                    INVESTMENT MANAGEMENT FEES AND EXPENSES

     World Funds, on behalf of the Fund, and Investment Series, on behalf of the Acquiring Fund, each retain SSB Citi, pursuant to separate contracts, to manage the daily investment and business affairs of the Fund and the Acquiring Fund, respectively, subject to the policies established by their respective governing boards. The expenses of each Fund are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

     The Acquiring Fund. The Acquiring Fund's investment manager is SSB Citi. SSB Citi's address is 388 Greenwich Street, New York, New York 10013. SSB Citi has been in the investment counseling business since 1968 and renders investment management and administration services to a wide variety of individual, institutional and investment company clients having aggregate assets under management as of June 30, 2000 in excess of [$119] billion. SSB Citi and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

     SSB Citi selects the Acquiring Fund's investments and oversees its operations. Under an investment advisory agreement, the Acquiring Fund pays SSB Citi a fee computed daily and paid monthly at the annual rate of 1.00% of the Acquiring Fund's average daily net assets. The total investment management fees paid by the Acquiring Fund for the fiscal year ended October 31, 1999 was $545,582 and for the six-months ended April 30, 2000 was $805,717.

     The Acquiring Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of its shares for the fiscal year ending October 31, 1999 is set forth below under "Annual Fund Operating Expenses." SSB Citi projects that if the proposed Reorganization is effected, the expense ratio for each class of the Acquiring Fund will be unchanged for the year ending October 31, 2001. The actual expense ratio for the Acquiring Fund for the year ending October 31, 2001 may be higher or lower than as set forth below, depending upon the Acquiring Fund's performance, general stock market and economic conditions, sales and redemptions of the Acquiring Fund's shares (including redemptions by former shareholders of the Fund), and other factors.

     Jeffrey Russell and James Conheady, investment officers of the manager and managing directors of Salomon Smith Barney, have been responsible for the day-to day management of the Acquiring Fund's portfolio since 1997. Messrs. Russell and Conheady have more than 15 and 35 years of securities business experience, respectively. Messrs. Russell and Conheady's management discussion and analysis of the Acquiring Fund's performance during the fiscal year ended October 31, 1999 is included in the Acquiring Fund's Annual Report to Shareholders for the Fiscal Year ended October 31, 1999.

     The Fund. The Fund's investment manager is also SSB Citi. The manager selects the Fund's investments and oversees its operations. Under an investment advisory agreement, the Fund pays SSB Citi a fee computed daily and paid monthly at an aggregate annual rate of 1.00% of the value of its average daily net assets. The total investment management fee incurred and paid by the Fund for the year ended October 31, 1999 was $140,773 and for the six months ended April 30, 2000 was $67,717.

     A group of Salomon Smith Barney's international equity analysts and portfolio managers led by Jeffrey Russell and James Conheady (each described above) is responsible for the Fund's day-to-day investment decisions. Maurits
E. Edersheim, head of Salomon Smith Barney's international equity team, has general responsibility for Salomon Smith Barney's international equity investment operations.

     The actual expenses of the Acquiring Fund and of the Fund for the fiscal year ended October 31, 1999, and pro forma expenses following the proposed restructuring are outlined below. As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between [1.08%] and [1.29%] lower than those of the relevant class of the Fund.

                        ANNUAL FUND OPERATING EXPENSES

International Aggressive Growth Fund*                         Class A         Class B         Class L*        Class Y*
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
 Maximum sales charge imposed on purchases                       5.00%           None            1.00%           None
  (as a percentage of offering price)
 Maximum deferred sales charge (load)                            None**          5.00%           1.00%           None
  (as a % of the lower of net asset value at purchase or
  redemption)
Annual Fund Operating Expenses
 (expenses deducted from fund assets)
 Management fees                                                 1.00%           1.00%           1.00%           1.00%
 Distribution and service (12b-1 fees)                           0.25%           1.00%           1.00%           None
 Other expenses                                                  0.37%           0.34%           0.34%           0.24%
                                                                 ----            ----            ----            ----
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.62%           2.34%           2.34%           1.24%
======================================================================================================================

Emerging Markets Portfolio                                    Class A         Class B         Class L         Class Y
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
 Maximum sales charge imposed on purchases                       5.00%           None            1.00%           None
  (as a percentage of offering price)
 Maximum deferred sales charge (load)                            None**          5.00%           1.00%           None
  (as a % of the lower of net asset value at purchase or
  redemption)
Annual Fund Operating Expenses
 (expenses deducted from fund assets)
 Management fees                                                 1.00%           1.00%           1.00%           1.00%
 Distribution and service (12b-1 fees)                           0.25%           1.00%           1.00%           None
 Other expenses                                                  1.62%           1.63%           1.62%           1.32%
                                                                 ----            ----            ----            ----
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             2.87%           3.63%           3.62%           2.32%
======================================================================================================================

                                                             Pro Forma       Pro Forma       Pro Forma       Pro Forma
International Aggressive Growth Equity Fund (Pro Forma)       Class A         Class B         Class L*        Class Y*
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
 Maximum sales charge imposed on purchases                        5.00%           None            1.00%           None
  (as a percentage of offering price)
 Maximum deferred sales charge (load)                             None**          5.00%           1.00%           None
  (as a % of the lower of net asset value at purchase or
  redemption)
Annual Fund Operating Expenses
 (expenses deducted from fund assets)
 Management fees                                                  1.00%           1.00%           1.00%           1.00%
 Distribution and service (12b-1 fees)                            0.25%           1.00%           1.00%           None
 Other expenses                                                   0.37%           0.34%           0.34%           0.24%
                                                                  ----            ----            ----            ----
----------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                     1.62%           2.34%           2.34%           1.24%
======================================================================================================================

* Class L and Class Y Shares of the Acquiring Fund commenced operations as of September 11, 2000. The amounts shown are amounts estimated to be charged for the fiscal year ending October 31, 2001. (The Acquiring Fund also offers Class 1 Shares which are not involved in the Reorganization.) The pro forma expenses for the Acquiring Fund show you what the sales charges and expenses are estimated to be assuming the Reorganization takes place and are base on what estimated combined expenses of the Acquiring Fund would have been for the 12 months ended October 31, 2000.

** You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

     Examples. These Examples are intended to help you compare the cost of investing in each of the Funds and for the Acquiring Fund pro forma, assuming the Reorganization takes place, and are for illustration only. The Example assumes you invest $10,000 in each Fund for the time periods indicated and then you reinvest all dividends and distributions. The Example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although actual Fund expenses can vary from year to year and your actual costs maybe higher or lower, based on these assumptions your costs would be:

International Aggressive Growth Fund                          1 year         3 years        5 years       10 years*
-------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a
$10,000 investment, assuming (1) 5.00% annual return
and (2) redemption at the end of each time period:
 Class A.................................................     $  657         $  986         $1,337         $2,326
 Class B.................................................     $  737         $1,030         $1,350         $2,497
 Class L**...............................................     $  435         $  823         $1,338         $2,749
 Class Y**...............................................     $  126         $  393         $  681         $1,500
An investor would pay the following expenses on the same
investment, assuming the same annual return and no
redemption:
 Class A.................................................     $  657         $  986         $1,337         $2,326
 Class B.................................................     $  237         $  730         $1,250         $2,497
 Class L**...............................................     $  335         $  823         $1,338         $2,749
 Class Y**...............................................     $  126         $  393         $  681         $1,500
-------------------------------------------------------------------------------------------------------------------

Emerging Markets Portfolio                                    1 year         3 years        5 years       10 years*
-------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a
$10,000 investment, assuming (1) 5.00% annual return
and (2) redemption at the end of each time period:
 Class A.................................................     $  776         $1,344         $1,938         $3,535
 Class B.................................................     $  865         $1,412         $1,978         $3,727
 Class L.................................................     $  561         $1,198         $1,955         $3,941
 Class Y.................................................     $  235         $  724         $1,240         $2,656
An investor would pay the following expenses on the same
investment, assuming the same annual return and no
redemption:
 Class A.................................................     $  776         $1,344         $1,938         $3,535
 Class B.................................................     $  365         $1,112         $1,878         $3,727
 Class L.................................................     $  461         $1,198         $1,955         $3,941
 Class Y.................................................     $  235         $  724         $1,240         $2,656
-------------------------------------------------------------------------------------------------------------------

                                                             Pro Forma      Pro Forma      Pro Forma      Pro Forma
International Aggressive Growth Fund (Pro Forma)              1 year         3 years        5 years       10 years*
-------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a
$10,000 investment, assuming (1) 5.00% annual return
and (2) redemption at the end of each time period:
 Class A.................................................     $  657         $  986         $1,337         $2,326
 Class B.................................................     $  737         $1,030         $1,350         $2,497
 Class L**...............................................     $  435         $  823         $1,338         $2,749
 Class Y**...............................................     $  126         $  393         $  681         $1,500
An investor would pay the following expenses on the same
investment, assuming the same annual return and no
redemption:
 Class A.................................................     $  657         $  986         $1,337         $2,326
 Class B.................................................     $  237         $  730         $1,250         $2,497
 Class L**...............................................     $  335         $  823         $1,338         $2,749
 Class Y**...............................................     $  126         $  393         $  681         $1,500
-------------------------------------------------------------------------------------------------------------------

* Ten-year figures for Class B shares assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

*    The amounts shown are estimated for the periods shown.

The Examples should not be considered representations of past or future expenses. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each class of shares of a Fund.

                   DISTRIBUTION OF SHARES AND OTHER SERVICES

     As of June 5, 2000, Salomon Smith Barney and PFS Distributors Inc. ("PFS") distribute shares of the Acquiring Fund, and Salomon Smith Barney distributes shares of the Fund, as principal underwriter and, as such, conduct a continuous offering pursuant to a "best efforts" arrangement requiring Salomon Smith Barney, and PFS, as applicable to take and pay for only such securities as may be sold to the public. Prior to that time, CFBDS, Inc., located at 21 Milk Street, Boston, Massachusetts 02109-5408, acted as distributor of each Fund's shares. With respect to the Acquiring Fund, Salomon Smith Barney has entered into a selling agreement with PFS (on behalf of PFS Investments, Inc.) and with one or more other service agents giving the service agents the rights to sell shares of the Fund. Each Fund has adopted plans of distribution under Rule 12b-1 under the 1940 Act (a "Plan").

     With respect to each Fund, Salomon Smith Barney or PFS Distributors, as applicable, is paid a service fee for Class A, Class B and Class L shares at the annual rate of 0.25% of the average daily net assets of the respective Class under the Plan. Salomon Smith Barney or PFS Distributors, as applicable, is also paid a distribution fee with respect to Class B and Class L shares of each Fund at the annual rate of 0.75% of the average daily net assets attributable to that Class. The fees are used by Salomon Smith Barney or PFS Distributors, as applicable, to pay its respective financial consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares.

     Class Y shares of the Funds are not subject to any distribution or service fees. Class B shares of each Fund that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. Class 1 shares of the Acquiring Fund, which are not involved in the Reorganization, are also not subject to any distribution fees.

     Payments under the above Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney or PFS Distributors and the payments may exceed those expenses actually incurred by the Funds.

                 PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

     The purchase, redemption and exchange procedures and privileges with respect to the Fund are substantially similar to those of the Acquiring Fund. However, while the Acquiring Fund does not require signature guarantees for redemptions of $50,000 or less, the Fund limits such amounts to $10,000 or less. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the purchase, redemption and exchange procedures and privileges applicable to each class of a Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually (typically in December). Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

     If the Plan is approved by the Fund's shareholders, then as soon as practicable before the Closing Date, the Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed 2000 net investment income and undistributed realized net capital gains, if any, for the current taxable year through the closing date.

                               TAX CONSEQUENCES

     The Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                    PRINCIPAL INVESTMENTS AND RISK FACTORS

     General. As described above, the Fund and the Acquiring Fund have substantially similar investment objectives and policies and pursue their respective objectives in a similar manner. Accordingly, the Funds engage in investment practices and techniques that are substantially similar. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated February 28, 2000, as amended September 11, 2000, and as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Fund and the Acquiring Fund dated October [18], 2000 (relating to the proposed Reorganization) which is incorporated herein by reference. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

     Because of their substantially similar investment policies, the Funds are exposed to similar risks. The following summarizes those principal investment policies and related risk factors:

     Common Stocks. Each Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     Foreign Securities. Each Fund may invest in securities of foreign issuers, including issuers in emerging market countries. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Certain of the foreign securities held by a Fund may not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     ADRs. Each Fund may purchase American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.

     Preferred Stocks and Convertible Securities. Each Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

     Warrants. Each Fund may purchase warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

     REITs. Each Fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

     Corporate Debt Obligations. Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

     U.S. Government Securities. The U.S. Government securities in which the Funds may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S.

Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

     Short-Term Investments. In certain circumstances the Funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund's investment objective may not be achieved.

     Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore, may not invest in a master demand note, if as a result more than 15% of the value of the Fund's total assets would be invested in such notes and other illiquid securities.

     Commercial Bank Obligations. For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the Acquiring Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with broker-dealers or domestic banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Fund than would be available to a Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Reverse Repurchase Agreements. Each Fund may invest in reverse repurchase agreements, but does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements. The Funds may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

     Short Sales against the Box. Each Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is ``against the box'' to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the

Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Acquiring Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

     To secure its obligation to deliver the securities sold short, each Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     Derivative contracts. Each Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate and currency swaps for any of the following purposes:

     . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices and, with regard to the Acquiring Fund, also because of changes in currency exchange rates or interest rates.

     .    As a substitute for buying or selling securities

     .    In the case of the Acquiring Fund, to enhance total return

A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

     Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Where a Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Defensive investing. Each Fund may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal. A Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from a Fund's performance.

     Impact of high portfolio turnover. Unlike the Acquiring Fund, the Fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

     Investment goal. Unlike the Fund, the Acquiring Fund's investment goal is not fundamental and may be changed without shareholder approval by the Acquiring Fund's Board of Trustees.

                           THE PROPOSED TRANSACTION

     Description of the Plan. As stated above, the Plan provides for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Fund as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date. The Acquiring

Fund will assume all of the stated liabilities of the Fund. In connection with the Closing, the Fund will distribute the shares of the corresponding class of shares of beneficial interests of the Acquiring Fund received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will be terminated as a series of World Funds.

     Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of regular trading on the Closing Date. Each Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Fund's sub-transfer agent for such shareholder. Some of the outstanding shares of common stock of the Fund are represented by physical certificates; however, in the interest of economy and convenience, shares of the Fund generally are not represented by physical certificates, and shares of the Acquiring Fund issued to Fund shareholders similarly will be in uncertificated form.

     Until the Closing, shareholders of the Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

     The obligations of World Funds, on behalf of the Fund, and Investment Series, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and the State of Maryland and The Commonwealth of Massachusetts, as applicable, as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Directors/Trustees of either World Funds or Investment Series, notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Fund without obtaining the approval of the Fund's shareholders. The Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

     The Plan provides that the obligations of Investment Series are not personally binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees, but binds only the property of the Acquiring Fund as provided in the Declaration of Trust of Investment Series. Moreover, no series of Investment Series is responsible for the obligations of Investment Series under the Plan, and all persons must look only to the assets of the Acquiring Fund to satisfy the obligations of Investment Series under the Plan. The execution and the delivery of the Plan have been authorized by the Board of Trustees of Investment Series, on behalf of the Acquiring Fund, and the Plan has been signed by authorized officers of Investment Series acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

     SSB Citi will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $_______. Shareholders have no rights of appraisal.

                     REASONS FOR THE PROPOSED TRANSACTION

     Prior to a telephonic meeting of World Funds' Board of Directors held on September 7, 2000, the Directors, including all of the Non-Interested Directors, were presented with materials discussing the benefits which would accrue to the shareholders of the Fund if the Fund were to reorganize with and into the Acquiring Fund. These materials and other matters of concern to the Trustees were discussed at the meeting on September 7, 2000, where the Trustees were assisted by independent counsel. For the reasons discussed below, the Board of Directors of World Funds, including all of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders of the Fund will not be diluted as a result of the proposed Reorganization.

     The proposed combination of the Fund and the Acquiring Fund will allow the shareholders of the Fund to continue to participate in a portfolio governed by similar investment objectives and policies that is professionally managed by SSB Citi. The Board of Directors of World Funds believes that shareholders of the Fund will benefit from the proposed Reorganization because the Acquiring Fund offers the following benefits:

     Enhanced Flexibility with Respect to Portfolio Investments. As stated previously, the Fund has been unable to attract a substantial asset base since its inception. The Fund's small size has hindered the portfolio management flexibility of SSB Citi and resulted in higher total annual operating expenses for its shareholders. The Reorganization is also being proposed as part of a broader initiative by SSB Citi to eliminate duplication and possible confusion in its mutual fund product offerings. SSB Citi believes that the combination of the Funds which have substantially similar investment objectives and policies into a single larger fund may increase economic and other efficiencies for investors and SSB Citi, and may ultimately result in a lower total annual expense ratio for investors. SSB Citi also believes that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters. In light of the foregoing, it is anticipated that the Acquiring Fund may achieve a higher level of return over a year's time than the Fund. While past performance is not necessarily indicative of future results, the Acquiring Fund has generally outperformed the Fund. See "Capitalization and Performance". As discussed in detail herein, the total operating expenses of the Acquiring Fund are also currently (and are projected to be following the Closing of the Reorganization) lower than the corresponding expenses incurred by the Fund.

     Lower Fees and Expenses. If the proposed transaction is approved, shareholders of the Fund may benefit from lower total fund expenses. See "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses".

     As set forth above, as of their most recent fiscal year end, each class of shares of the Fund has higher total annual operating expenses than the corresponding class of the Acquiring Fund. As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between [1.08%] and [1.29%] lower than those of the relevant class of the Fund. [If the Reorganization is consummated, the Acquiring Fund's net expense ratio for each class of its shares is estimated to remain unchanged for the year ending October 31, 2001.] Going forward, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time since some of the fixed expenses currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would also be spread over a larger asset base.

     Due to a combination of factors, including the relatively small size of the Fund, past and prospective sales of the Fund and current market conditions, the Directors and management of World Funds believe the Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with substantially similar investment objectives and policies and with a lower total annual expense ratio. Accordingly, it is recommended that the shareholders of the Fund approve the Reorganization with the Acquiring Fund.

     The Board of Directors of World Funds, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) the Reorganization will result in a single larger fund, which may increase economic and other efficiencies (e.g., eliminating one of the two sets of prospectuses, annual reports and other documents required for two Funds), and may, in the future, result in a lower expense ratio;

     (2) a larger asset base could provide portfolio management benefits, such as greater diversification and the ability to command more attention from brokers and underwriters;

     (3) the compatibility of the Acquiring Fund's investment objectives, policies and restrictions with those of the Fund;

     (4)  the tax-free nature of the Reorganization;

     (5) the potential opportunity for higher income levels and higher annual return;

     (6)  the lower total annual expense ratio of the Acquiring Fund;

     (7) the terms and conditions of the Reorganization and that it should not result in a dilution of Fund shareholder interests; and

     (8) the level of costs and expenses to the Fund of the proposed Reorganization.

                  DESCRIPTION OF THE SECURITIES TO BE ISSUED

     General. The Acquiring Fund is a diversified series of Investment Series, a business trust organized under the laws of The Commonwealth of Massachusetts on January 29, 1987, and is registered with the SEC as an open-end management investment company. The Fund is a non-diversified series of World Funds, a corporation incorporated under the laws of the State of Maryland on March 22, 1991, and is registered with the SEC as an open-end management investment company. The Acquiring Fund currently offers shares of beneficial interests classified into five Classes: A, B, L, Y and 1. The Fund currently offers shares of common stock classified into four Classes: A, B, L and Y. Each Class of shares represents an identical pro rata interest in the relevant Fund's investment portfolio. As a result, the Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the amount of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B Shares.

     Each share of each Class of a Fund represents an interest in that Class of the Fund that is equal to and proportionate with each other share of that Class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote.

     Voting Rights. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors or Trustees, as applicable, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Director or Trustee, as applicable, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

     Board. The By-Laws of World Funds and of Investment Series provide that the term of office of each Director/Trustee shall be from the time of his or her election and qualification until the next annual meeting of shareholders and until his or her successor shall have been elected and shall have qualified. Any Director/Trustee of World Funds or Investment Series may be removed by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Directors/Trustees. Vacancies on the Boards of World Funds or Investment Series may be filled by the Directors/Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Directors/Trustees whenever fewer than a majority of the Directors/Trustees then in office were elected by shareholders and to fill vacancies if less than two-thirds of the Directors/Trustees then holding office have been elected by the shareholders.

     Liquidation or Termination. In the event of the liquidation or termination of the Fund or the Acquiring Fund, the shareholders of each Fund are entitled to receive, when and as declared by the Directors/Trustees, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

     Liability of Directors/Trustees. Each of the Articles of Incorporation of World Funds and the Agreement and Declaration of Trust of Investment Series provides that the Directors/Trustees and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director/Trustee or officer, except to the extent such exemption is not permitted by law.

     Rights of Inspection. Maryland law permits any shareholder of the Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the Fund on file at its principal office. The Declaration of Trust of Investment Series permits any shareholder of the Acquiring Fund or his agent to inspect and copy during normal business hours the By-Laws, minutes of the proceedings of shareholders and annual financial statements of the Acquiring Fund (including a balance sheet and financial statements of operations) on file, at its principal offices.

     Shareholder Liability. Under Maryland law, shareholders of the Fund do not have personal liability for corporate acts and obligations. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust for Investment Series, however, disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by that Fund or its Trustees. Moreover, the Declaration of Trust provides for indemnification out of the Acquiring Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund and the Acquiring Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder of the Acquiring Fund incurring financial loss on account of shareholder liability is considered by SSB Citi to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Acquiring Fund itself is unable to meet its obligations.

     Shares of the Acquiring Fund issued to the holders of shares of common stock in the Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

     The foregoing is only a summary of certain characteristics of the operations of World Funds and Investment Series. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of trust documents and state laws governing each Fund for a more thorough description.

                        FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is conditioned upon the receipt by World Funds, on behalf of the Fund, and by Investment Series, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund, followed by the distribution of such Shares to Fund shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of

Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Shares and the assumption by the Acquiring Fund of liabilities of the Fund or upon the distribution (whether actual or constructive) of the Shares to the Fund's shareholders in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of Shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of Shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Shares received by the shareholders of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of the shareholders of the Fund.

     While neither World Funds nor Investment Series is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

                     LIQUIDATION AND TERMINATION OF SERIES

     If the Reorganization is effected, the Fund will be liquidated and terminated as a series of World Funds, and the Fund's outstanding shares will be cancelled.

                             PORTFOLIO SECURITIES

     If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of the Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Fund), SSB Citi will determine the extent and duration to which the Fund's portfolio securities will be maintained by the Acquiring Fund. [It is possible that there may be a significant rebalancing of the Fund's portfolio securities in connection with the Reorganization.] Subject to market conditions at the time of any such rebalancing, the disposition of the Fund's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

                              PORTFOLIO TURNOVER

     The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for the fiscal year ended October 31, 1999 was 50%. The portfolio turnover rate for the Fund for the fiscal year ended October 31, 1999 was 153%.

                        CAPITALIZATION AND PERFORMANCE

     Pro Forma Capitalization (Unaudited). The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Fund as of August 31, 2000 as adjusted giving effect to the Reorganization discussed herein:/1/


                             ACQUIRING                THE         PACIFIC       PRO FORMA           PRO FORMA
                                FUND                  FUND       PORTFOLIO     ADJUSTMENTS          COMBINED
                            ------------           -----------   ---------     -----------          ---------
                              (Actual)               (Actual)    (Actual)
     Class A
     -------
Net Assets                  $ 99,080,165            $4,714,153  $2,775,777                        $106,570,095
Net Asset Value Per Share   $      49.79            $    10.44  $     9.33                        $      49.79
Shares Outstanding             1,989,896               451,560     297,590       150,430             2,140,326

     Class B
     -------
Net Assets                  $140,885,492            $5,628,929  $2,821,778                        $149,336,199
Net Asset Value Per Share   $      47.80            $    10.02  $     8.96                        $      47.80
Shares Outstanding             2,947,253               561,700     314,935       176,793             3,124,046

     Class 1/2/
     --------
Net Assets                  $ 10,445,421                    --                        --          $  10,445,421
Net Asset Value Per Share   $      50.45                    --                        --          $       50.45
Shares Outstanding               207,048                    --                        --                207,048

     Class L/3/
     -------
Net Assets                            --            $2,171,126  $2,712,138                        $  4,883,264
Net Asset Value Per Share   $      49.79            $    10.01  $     8.90                        $      49.79
Shares Outstanding                    --               216,801     304,610        98,077                98,077

     Class Y/3/
     -------
Net Assets                            --            $1,907,398                                    $   1,907,398
Net Asset Value Per Share   $      49.79            $    10.59                                    $       49,79
Shares Outstanding                    --               180,168                    38,309                 38,309

__________________

/1/ Assumes the Reorganization had been consummated on August 31, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
/2/ Class 1 shares are offered by the Acquiring Fund, but are not involved in the Reorganization.

/3/ Assumes subscriptions of Class L and Class Y shares in the Acquiring Fund at the Class A NAV of the Acquiring Fund.

/4/ Assumes the closing of a reorganization pursuant to which the Acquiring Fund would also acquire the assets and stated liabilities of the Pacific Portfolio, a series of World Funds.

     Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redemption value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

     The following table reflects the average annual total returns of Class A Shares of each Fund (including sales charges) for the 1, 5 and 10 year and since inception periods, as applicable, ending December 31, 1999:

                                    THE FUND       THE ACQUIRING FUND
                                   ----------      ------------------
Average Annual Total Return:/1/
1-year............................      54.58%            119.27%
5-year............................        N/A                N/A
10-year...........................        N/A                N/A
Since Inception...................      (0.83%)            33.45%
Inception Date....................  (05/12/95)         (02/21/95)

__________________

/1/ The average annual total returns for other classes of each Fund's shares would be similar to the returns of the Class A Shares of the relevant Fund, but would differ to the extent that the other class of shares had a higher or lower total annual expense ratio during the relevant periods.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

     As noted above, additional information about World Funds, with respect to the Fund, and Investment Series, with respect to the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling (800) 451-2010.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

     Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, or without charge, from the Commission at http://www.sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling (800) 451-2010.

     Interests of Certain Persons. SSB Citi and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization.

             THE BOARD MEMBERS OF WORLD FUNDS RECOMMEND THAT THE
           SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                            ADDITIONAL INFORMATION

     General. The cost of preparing, printing and mailing the enclosed proxy card(s) and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by SSB Citi. In addition to solicitation by mail, certain officers and representatives of World Funds, officers and employees of SSB Citi and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

     To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

     Proposals of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of World Funds, c/o Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Special Meeting. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of World Funds and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Christina T. Sydor
    Christina T. Sydor
    Secretary

                               INDEX OF EXHIBITS

[Annex A:  5% Shareholders]

Exhibit A: Form of Agreement and Plan of Reorganization

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _________, 2000, between Smith Barney World Funds, Inc. ("World Funds"), a Maryland corporation with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its series, the Emerging Markets Portfolio (the "Acquired Fund"), and Smith Barney Investment Series ("Investment Series") (formerly Concert Investment Series), a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its series, the Smith Barney International Aggressive Growth Fund (the "Acquiring Fund") and solely for purposes of Section 10.2 hereof, SSB Citi Fund Management, LLC ("SSB Citi").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of the corresponding class of beneficial interest ($0.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund, of all of the stated liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of common stock in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND STATED LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund, all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the stated liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet.

     1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

     1.4.  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), World Funds will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of each class of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of World Funds with respect to the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of Investment Series with respect to the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE") on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in Investment Series' Agreement and Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

     2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share of each class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of each class of the Acquired Fund determined in accordance with section 2.1 by the net asset value by class of an Acquiring Fund Share determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be December 1, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of SSB Citi or at such other place and time as the parties may agree.

     3.2. World Funds, on behalf of the Acquired Fund, shall deliver to Investment Series, on behalf of the Acquiring Fund, on the Closing Date a schedule of assets.

     3.3. The Chase Manhattan Bank, as custodian for World Funds, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to PNC Bank, National Association, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for Acquired Fund to the Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Citi Fiduciary Trust Company (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. Investment Series, on behalf of the Acquiring Fund, shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors/Trustees of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. World Funds, on behalf of the Acquired Fund, represents and warrants to Investment Series, on behalf of the Acquiring Fund, as follows:

           (a) World Funds is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

           (b) World Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

           (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, World Funds is not, and the execution, delivery and performance of this Agreement by World Funds will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

           (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at and for the year ended October 31, 1999, have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

           (g) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Investment Series, on behalf of the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

           (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

           (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

           (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

           (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

           (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of World Funds, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of World Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

           (m) The information to be furnished by World Funds, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

           (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

           (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Investment Series, on behalf of the Acquiring Fund, for use therein.

     4.2. Investment Series, on behalf of the Acquiring Fund, represents and warrants to World Funds, on behalf of the Acquired Fund, as follows:

           (a) Investment Series is a business trust organized and validly existing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

           (b) Investment Series is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

           (d) Investment Series is not, and the execution, delivery and performance of this Agreement by Investment Series will not result, in violation of Massachusetts law or of its Agreement and Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

           (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquiring Fund at and for the year ended October 31, 1999, have been audited by Ernst & Young LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

           (g) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by World Funds, on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

           (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

           (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

           (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Investment Series and this Agreement will constitute a valid and binding obligation of Investment Series, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by Investment Series, on behalf of the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by World Funds, on behalf of the Acquired Fund, for use therein; and

          (q) Investment Series, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. Investment Series, on behalf of the Acquiring Fund, and World Funds, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

     5.2. Upon reasonable notice, Investment Series' officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3. World Funds, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 22, 2000 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

     5.4. World Funds, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. World Funds, on behalf of the Acquired Fund, covenants that it will assist Investment Series in obtaining such information as Investment Series reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide Investment Series with a list of affiliates of the Acquired Fund.

     5.6. Subject to the provisions of this Agreement, Investment Series, on behalf of the Acquiring Fund, and World Funds, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. Investment Series, on behalf of the

Acquiring Fund, will file the Registration Statement, including the Proxy Statement, with the Commission. World Funds, on behalf of the Acquired Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. World Funds, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Investment Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Investment Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. Investment Series, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that Investment Series may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. Investment Series, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by World Funds, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as World Funds may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the stated liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. Investment Series, on behalf of the Acquiring Fund, and World Funds, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of World Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Investment Series, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of Investment Series, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the

Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, Directors/Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     6.2. Investment Series, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Investment Series, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3. World Funds, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, in a form reasonably satisfactory to World Funds, and dated as of the Closing Date, to the effect that:

           (a) Investment Series has been duly organized and is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

           (b) Investment Series, with respect to the Acquiring Fund, has the power to carry on its business as presently conducted in accordance with the description thereof in Investment Series' registration statement under the 1940 Act;

           (c) the Agreement has been duly authorized, executed and delivered by Investment Series, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by Equity Funds on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of Investment Series, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

           (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Agreement and Declaration of Trust, as amended, or By-Laws of Investment Series or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund Is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

           (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The

     Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

           (f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of World Funds, its Directors and its officers. Such opinion may contain such assumption s and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as World Funds, on behalf of the Acquired Fund, may reasonably request.

     6.4. Investment Series, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Investment Series, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by World Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of World Funds, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, Directors/Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     7.2. World Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of World Funds;

     7.3. World Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of World Funds, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4. Investment Series, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Willkie Farr & Gallagher], in a form reasonably satisfactory to Investment Series, and dated as of the Closing Date, to the effect that:

           (a) World Funds has been duly organized and is a validly existing corporation in good standing under the laws of the State of Maryland;

           (b) World Funds, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in World Funds' registration statement under the 1940 Act;

           (c) the Agreement has been duly authorized, executed and delivered by World Funds, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by Investment Series, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of World Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

           (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Articles of Incorporation, as amended, or By-Laws of World Funds or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to which it or any of its properties may be based or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound;

           (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

           (f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or government's body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of the Investment Series, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie, Farr & Gallagher appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Investment Services, on behalf of the Acquiring Fund, may reasonably request.

     7.5. World Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of common stock in the Acquired Fund in accordance with the provisions of the Articles of Incorporation, as amended, and By-Laws of World Funds, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Investment Series or World Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to World Funds and Investment Series substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the

Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the holders of shares of common stock in the Acquired Fund upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by the holders of shares of common stock in the Acquired Fund will be the same as the basis of the shares of common stock in the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by the holders of shares of common stock in the Acquired Fund will include the holding period during which the shares of common stock in the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of common stock in the Acquired Fund were held as capital assets in the hands of the holders of shares of common stock in the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of World Funds and Investment Series. Notwithstanding anything herein to the contrary, neither World Funds nor Investment Series may waive the condition set forth in this section 8.5.

9.   INDEMNIFICATION

     9.1. Investment Series, on the behalf of the Acquiring Fund, agrees to indemnify and hold harmless World Funds and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally World Funds or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. World Funds, on behalf of the Acquired Fund, agrees to indemnify and hold harmless Investment Series and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Investment Series or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1. Each of Investment Series, on behalf of the Acquiring Fund, and World Funds, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Expenses of the Reorganization that relate to the Acquiring Fund and the Acquired Fund will be borne by SSB Citi. Any such expenses which are so borne by SSB Citi will be solely and directly related to the Reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. Investment Series, on behalf of the Acquiring Fund, and World Funds, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of Investment Series, on behalf of the Acquiring Fund, and World Funds, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees, Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of World Funds and Investment Series; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Smith Barney World Funds, Inc., 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Smith Barney Investment Series, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, Attn.: Burton M. Leibert, Esq., or to any other address that World Funds or Investment Series shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. Investment Series is organized as a Massachusetts business trust, and references in this Agreement to Investment Series mean and refer to the Trustees from time to time serving under the Agreement and Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Investment Series conducts its business. It is expressly agreed that the obligations of Investment Series hereunder shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees of Investment Series personally, but bind only the property of the Acquiring Fund as provided in the Agreement and Declaration of Trust of Investment Series. Moreover, no series of Investment Series other than the Acquiring Fund shall be responsible for the obligations of Investment Series hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of Investment Series hereunder. The execution and the delivery of this Agreement have been authorized by the Board of Trustees of Investment Series, on behalf of the Acquiring Fund, and this Agreement has been signed by authorized officers of Investment Series acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Agreement and Declaration of Trust of Investment Series.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or in the case of SSB Citi, an authorized person and attested by its Secretary, Assistant Secretary or in the case of SSB Citi, an authorized person.

Attest:                              SMITH BARNEY WORLD FUNDS, INC.
                                        on behalf of Emerging Markets Portfolio


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


Attest:                              SMITH BARNEY INVESTMENT SERIES
                                        on behalf of Smith Barney International
                                        Aggressive Growth Fund


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


Attest:                              SSB CITI FUND MANAGEMENT LLC


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

            THE PROSPECTUS, ANNUAL REPORT AND SEMI-ANNUAL REPORT OF
            THE ACQUIRING FUND DATED FEBRUARY 28, 2000 (AS AMENDED
           SEPTEMBER 11, 2000), OCTOBER 31, 1999 AND APRIL 30, 2000,
                RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO
                      THE MOST RECENT FILINGS THEREOF BY
                        SMITH BARNEY INVESTMENT SERIES

                                    PART B

        INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

               SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2000

                      STATEMENT OF ADDITIONAL INFORMATION

                             388 Greenwich Street
                           New York, New York 10013
                                (800) 451-2010

                RELATING TO THE ACQUISITION BY THE SMITH BARNEY
         INTERNATIONAL AGGRESSIVE GROWTH FUND (THE "ACQUIRING FUND"),
       A SERIES OF SMITH BARNEY INVESTMENT SERIES ("INVESTMENT SERIES")

         OF THE ASSETS OF THE EMERGING MARKETS PORTFOLIO (THE "FUND"),
          A SERIES OF SMITH BARNEY WORLD FUNDS, INC. ("WORLD FUNDS").

                          Dated:  October [18], 2000

          This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Fund, a series of World Funds, to Investment Series, on behalf of the Acquiring Fund, in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by Investment Series, on behalf of the Acquiring Fund, of the stated liabilities of the Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2000, as amended on September 11, 2000.

     2.   Statement of Additional Information for the Fund, dated February 28,
          2000.

     3. Annual Report of the Acquiring Fund for the year ended October 31, 1999 and Semi-Annual Report of the Acquiring Fund for the six-months ended April 30, 2000.

     4. Annual Report of the Fund for the year ended October 31, 1999 and the Semi-Annual Report of the Fund for the six months ended April 30, 2000.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated October [18], 2000, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                             FINANCIAL STATEMENTS

     The Annual Report of each of the Fund and the Acquiring Fund for the year ended October 31, 1999, and the Semi-Annual Report of each of the Fund and the Acquiring Fund for the six months ended April 30, 2000 (unaudited)including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and any more recent semi-annual report) without charge, please call (800) 451-2010.

                        PRO FORMA FINANCIAL STATEMENTS

     Because the net asset value of the Fund is less than 10% of the Acquiring Fund's net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

       THE ANNUAL REPORT, SEMI-ANNUAL REPORT AND STATEMENT OF ADDITIONAL
        INFORMATION OF THE ACQUIRING FUND DATED OCTOBER 31, 1999, APRIL
      30, 2000 AND FEBRUARY 28, 2000 (AS AMENDED ON SEPTEMBER 1, 2000),
                        RESPECTIVELY, ARE INCORPORATED
              BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY
                        SMITH BARNEY INVESTMENT SERIES

        THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, ANNUAL
         REPORT AND SEMI-ANNUAL REPORT OF THE FUND DATED FEBRUARY 28,
         2000, OCTOBER 31, 1999 AND APRIL 30, 2000, RESPECTIVELY, ARE
             INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS
                   THEREOF BY SMITH BARNEY WORLD FUNDS, INC.

                                    PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION -- The response to this item is incorporated by reference to Section 9 of the Agreement and Plan of Reorganization. Reference is also made to the Registrant's Agreement and Declaration of Trust, dated January 29, 1987. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include SSB Citi Fund Management LLC (Registrant's Adviser) and affiliated investment companies. The response to this item is further incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on March 2, 1994 (File No. 33-11716).

ITEM 16. EXHIBITS

    1(a) Registrant's Agreement and Declaration of Trust dated January 29, 1987 is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 28, 1997 (Securities Act No. 33-11716) ("Post-Effective Amendment No. 18").

    1(b) Registrant's Certificate of Designation of Common Sense Money Market Fund dated September 30, 1987 is incorporated by reference to Post-Effective Amendment No. 18.

    1(c) Registrant's Certificate of Designation of Common Sense Municipal Bond Fund dated April 4, 1988 is incorporated by reference to Post-Effective Amendment No. 18.

    1(d) Registrant's Certificate of Resolution dated January 8, 1992 is incorporated by reference to Post-Effective Amendment No. 18.

    1(e) Registrant's Certificate of Amendment dated January 20, 1994 is incorporated by reference to Post-Effective Amendment No. 18.

    1(f) Registrant's Certificate of Designation of Common Sense II Aggressive Opportunity Fund dated January 27, 1994 is incorporated by reference to Post-Effective Amendment No. 18.

    1(g) Registrant's Certificate of Designation of Common Sense II Government Fund dated January 27, 1994 is incorporated by reference to Post-Effective Amendment No. 18.

    1(h) Registrant's Certificate of Designation of Common Sense II Growth Fund dated January 27, 1994 is incorporated by reference to Post-Effective Amendment No. 18.

    1(i) Certificate of Designation of Common Sense II Growth and Income Fund dated January 27, 1994 is incorporated by reference to Post-Effective Amendment No. 18.

    1(j) Registrant's Certificate of Amendment of the Agreement and Declaration of Trust dated May 10, 1996 is incorporated by reference to Post-Effective Amendment No. 18.

    1(k) Registrant's Amended and Restated Certificate of Designation of Common Sense II Emerging Growth Fund dated May 10, 1996 is incorporated by reference to Post-Effective Amendment No. 18.

    1(l) Registrant's Amended and Restated Certificate of Designation of Common Sense II International Equity Fund dated May 10, 1996 is incorporated by reference to Post-Effective Amendment No. 18.

    1(m) Registrant's Amended and Restated Certificate of Designation of Common Sense Money Market Fund dated May 10, 1996 is incorporated by reference to Post-Effective Amendment No. 18.

    1(n) Registrant's Amended and Restated Certificate of Designation of Common Sense Municipal Bond Fund dated May 10, 1996 is incorporated by reference to Post-Effective Amendment No. 18.

    1(o) Registrant's Certificate of Amendment Amending the Amended and Restated Certificate of Designation of Common Sense Emerging Growth Fund dated July 2, 1996 is incorporated by reference to Post-Effective Amendment No. 18.

    1(p) Registrant's Certificate of Amendment Amending the Amended and Restated Certificate of Designation of Common Sense International Equity Fund dated July 2, 1996 is incorporated by reference to Post-Effective Amendment No. 18

    1(q) Registrant's Certificate of Amendment of the Agreement and Declaration of Trust dated December 30, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on December 15, 1998. (Securities Act No. 33-11716) ("Post-Effective Amendment No. 21")

    1(r) Registrant's Form of Certificate of Designation of Mid Cap Fund dated February 17, 1999 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999. (Securities Act No. 33-11716) ("Post-Effective Amendment No. 22").

    1(s) Registrant's Form of Certificate of Amendment of the Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 11, 2000. (Securities Act No. 33-11716) ("Post-Effective Amendment No. 26").

    2 Registrant's By-Laws, as amended on July 10, 1996 are incorporated by reference to Post-Effective Amendment No. 18.

    3     Not applicable.

    4 Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

    5(a) Registrant's Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class A shares is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on March 21, 1996. (Securities Act No. 33-11716) ("Post-Effective Amendment No. 17").

    5(b) Registrant's Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class B shares is incorporated by reference to Post-Effective Amendment No. 17.

    5(c) Registrant's Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class 1 shares is incorporated by reference to Post-Effective Amendment No. 17.

    6 Form of Investment Advisory Agreement for Concert Investment Series is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 27, 1998. (Securities Act No. 33-11716) ("Post-Effective Amendment No. 20").

    7(a) Distribution Agreement with CFBDS, Inc is incorporated by reference to Post-Effective Amendment No. 21.

    7(b) Form of Dealer Agreement is incorporated by reference to Post-Effective Amendment No. 22.

    7(c) form of Distribution Agreements with Salomon Smith Barney Inc. and PFS Distributors, Inc. dated June 5, 2000 is incorporated by reference to Post-Effective Amendment No. 26.

    8 Retirement Plan for Directors is incorporated by reference to Post-Effective Amendment No. 22.

    9(a) Form of Custodian Agreements is incorporated by reference to Post-Effective Amendment No. 20.

    10(a) Form of Amended and Restated Class A Distribution Plan is incorporated by reference to Post-Effective Amendment No. 22.

    10(b) Form of Amended and Restated Class B Distribution Plan is incorporated by reference to Post-Effective Amendment No. 22.

    10(c) Form of Amended and Restated Servicing Agreement for Class A Shares is incorporated by reference to Post-Effective Amendment No. 22.

    10(d) Form of Amended and Restated Servicing Agreement for Class B Shares is incorporated by reference to Post-Effective Amendment No. 22.

    10(e) Rule 18f-3 Plan is incorporated by reference to Post-Effective
          Amendment No. 18.

    11 Opinion and consent of Counsel as to the legality of the securities being registered is filed herewith.

    12 Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

    13(a) Form of Transfer Agency Agreement is incorporated by reference to Post-Effective Amendment No. 20.

    13(b) Form of Sub-Transfer Agency Agreement is incorporated by reference to Post-Effective Amendment No. 20.

    14    Auditors' Consent is filed herewith.

    15    Not applicable.

    16 Powers of Attorney are incorporated by reference to Registrant's registration statement filed on Form N-1A.

    17(a) Form of proxy card is filed herewith.

    17(b) Annual Report of Concert Investment Series(R), dated October 31, 1999, and Semi-Annual Report dated April 30, 2000, are incorporated herein by reference.

    17(c) Prospectus and statement of additional information of Concert
          Investment Series(R), dated February 28, 2000, are incorporated herein by reference.

    17(d) Semi-Annual Report of Registrant, dated March 31, 2000, is incorporated herein by reference.

    17(e) Prospectus and statement of additional information of Registrant, dated October 11, 1999, are incorporated herein by reference.

    17(f) Code of Ethics is incorporated by reference to Post-Effective
          Amendment No. 26.


ITEM 17.  UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of a n amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of September, 2000.

                                        SMITH BARNEY INVESTMENT SERIES

                                        By:  /s/ Heath B. McLendon
                                             --------------------------------
                                             Name:  Heath B. McLendon
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                Signatures                              Title                      Date
/s/ Heath B. McLendon                           Chairman of the Board        September 18, 2000
------------------------------------------    (Chief Executive Officer)
Heath B. McLendon

/s/ Lewis E. Daidone                          Senior Vice President and      September 18, 2000
------------------------------------------   Treasurer (Chief Financial
Lewis E. Daidone                               and Accounting Officer)

/s/ Donald M. Carlton*                                 Trustee               September 18, 2000
------------------------------------------
Donald M. Carlton

/s/ A. Benton Cocanougher*                             Trustee               September 18, 2000
------------------------------------------
A. Benton Cocanougher

/s/ Stephen R. Gross*                                  Trustee               September 18, 2000
------------------------------------------
Stephen R. Gross

/s/ Alan G. Merten*                                    Trustee               September 18, 2000
------------------------------------------
Alan G. Merten

/s/ R. Richardson Petit*                               Trustee               September 18, 2000
------------------------------------------
R. Richardson Petit

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated February 27, 1998.

EXHIBITS
(11) Opinion and consent of Counsel as to the legality of the securities being registered
(12) Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus
(14)     Auditor's Consent
(17)(a)  Proxy Card